UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2008
SCHERING-PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey	1-6571	22-1918501
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (908) 298-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: FREQUENTLY ASKED QUESTIONS AND ANSWERS

Item 7.01	Regulation FD Disclosure.
Schering-Plough Corporation from time to time issues Frequently Asked Questions and Answers (FAQs) that are believed to be of interest to investors. The most recent FAQs, dated April 21, 2008, are furnished as Exhibit 99.1 to this 8-K and are posted on the Schering-Plough Website at www.schering-plough.com under “investor relations/investor FAQs.”
Schering-Plough undertakes no obligation to update the FAQs and readers should note the date of information when referring to the FAQs or other historical information available on the website.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

99.1	April 21, 2008 Frequently Asked Questions and Answers
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By:	/s/ Steven H. Koehler

Steven H. Koehler
Vice-President and Controller
Date: April 21, 2008

Exhibit Index

Exhibit Number	Description

99.1	April 21, 2008 Frequently Asked Questions and Answers